Exhibit 99.1

PRESS RELEASE
FOR ADDITIONAL INFORMATION: Investor Relations Heather Kos +1 844-632-1060 IR@univarsolutions.com Media Relations Dwayne Roark +1 331-777-6031 mediarelations@univarsolutions.com

Univar Solutions Announces Streamline 2022 Program

Designed to Accelerate Growth, Reduce Leverage to 3.0x by end of 2021 and Improve EBITDA Margins to 9% by end of 2022

Leadership Advancements to Support Implementation of Program

DOWNERS GROVE, ILL. — Aug 6, 2020 — Univar Solutions Inc. (NYSE: UNVR) (“Univar Solutions” or “the Company”), a global chemical and ingredient distributor and provider of value-added services, announced today its Streamline 2022 (“S22”) program. S22 is designed to accelerate growth and increase earnings through a renewed focus on operational efficiency and cost reduction with a greater emphasis on, and the integration of, the Company’s digital capabilities, as well as a global approach to certain of the Company’s dedicated end market verticals. The program, which may result in the sale of certain non-core assets, is expected to improve operational agility, drive faster sales growth, particularly in North America, reduce leverage to 3.0x by the end of 2021 and improve EBITDA margins to 9% by the end of 2022. S22 also encompasses a range of senior organizational alignments resulting in direct functional reporting of the North American segments to David Jukes, president and chief executive officer. Instrumental to executing these plans and serving Univar Solutions’ suppliers and customers are the following leadership advancements:

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Jennifer McIntyre will assume the role of SVP, Chief Streamline Officer and Head of North American Operations. In this expanded role Jennifer will drive the completion of the Nexeo integration as well as our S22 cost and productivity efforts. Jennifer will leverage the Company’s operating and digital teams and skill sets to focus on delivering continued operational excellence.

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Brian Herington will assume the role of SVP, Chief Commercial Officer and Head of North America Chemical Distribution. In this expanded role, Brian will continue to drive the step change improvements in Univar Solutions’ commercial practices globally as well as lead our chemical distribution business in the U.S. and Canada. Brian will build on the good work already done, to work to deliver market share growth through an omni-channel, customer-centric approach supported by digitized systems and automated processes.

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Nick Powell will assume the role of SVP, President of EMEA/APAC and Global Head of Consumer and Industrial Solutions. In this expanded role, Nick will focus on consistency of performance for customers and suppliers in all geographies, working to provide new opportunities for growth. The expansion of this largely differentiated set of chemistries and ingredients is an important driver of the Company’s mix enrichment goals.

•	Jorge Buckup will continue in his role as President of Latin America.

As a result of these changes, Mark Fisher has stepped down as the Company’s President of USA and Canada to pursue other opportunities. The Company thanks Mark for his many contributions during his time with Univar Solutions.

“While we are currently reporting solid second quarter results, and progressing as expected on our Nexeo integration plans, we are seeing changes in market conditions and customer preferences,” said David Jukes, president and chief executive officer. “We believe that our S22 program, as part of our strategy to Streamline, Innovate and Grow, will help to ensure we have the agility to enhance our competitiveness, advance our digital capabilities to better serve customers and increase our operational and financial flexibility as we work to position the Company to capture greater value from the market recovery and growth opportunities ahead.”

Related to S22, the Company may incur up to an incremental $50 million in charges in 2020, of which approximately $20 million would require cash. Expected cash proceeds from any divestments of non-core assets are greater than $200 million.

The Company separately reported its financial results for the second quarter ended June 30, 2020.

About Univar Solutions

Univar Solutions (NYSE: UNVR) is a leading global specialty chemical and ingredient distributor representing a premier portfolio from the world’s leading producers. With the industry’s largest private transportation fleet and North American sales force, unparalleled logistics know-how, deep market and regulatory knowledge, world-class formulation and recipe development, and leading digital tools the company is well-positioned to offer tailored solutions and value-added services to a wide range of markets, industries, and applications. Univar Solutions is committed to helping customers and suppliers innovate and grow together. Learn more at UnivarSolutions.com.

Forward-Looking Statements

This press release includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future, which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations and assumptions. A detailed discussion of these factors and uncertainties is contained in the Company’s filings with the Securities and Exchange Commission. Potential factors that could affect such forward-looking statements include, among others: the ultimate geographic spread of the COVID-19 pandemic; the duration and severity of the COVID-19 pandemic; actions that may be taken by governmental authorities to address or otherwise mitigate the impact of the COVID-19 pandemic; the potential negative impacts of COVID-19 on the global economy and our customers and suppliers; the overall impact of the COVID-19 pandemic on our business, results of operations and financial condition; other fluctuations in general economic conditions, particularly in industrial production and the demands of our customers; significant changes in the business strategies of producers or in the operations of our customers; increased competitive pressures, including as a result of competitor consolidation; significant changes in the pricing, demand and availability of chemicals; our levels of indebtedness, the restrictions imposed by our debt instruments, and our ability to obtain additional financing when needed; the broad spectrum of laws and regulations that we are subject to, including extensive environmental, health and safety laws and regulations; an inability to integrate the business and systems of companies we acquire, including of Nexeo Solutions, Inc., or to realize the anticipated benefits of such acquisitions; potential business disruptions and security breaches, including cybersecurity incidents; an inability to generate sufficient working capital; increases in transportation and fuel costs and changes in our relationship with third party providers; accidents, safety failures, environmental damage, product quality and liability issues and recalls; major or systemic delivery failures involving our distribution network or the products we carry; operational risks for which we may not be adequately insured; ongoing litigation and other legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; potential impairment of goodwill; liabilities associated with acquisitions, ventures and strategic investments; negative developments affecting our pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of our workforce; and the other factors described in the Company’s filings with the Securities and Exchange Commission. We caution you that the forward-looking information presented in this press release is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek, “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.

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